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                                                                    Exhibit 99.3


                         TEMPORARY OVERADVANCE AGREEMENT

                                  June 23, 2003

Proxim Corporation
935 Stewart Drive
Sunnyvale, California  94085

Gentlemen:

      Reference is made to the Accounts Receivable Financing Agreement dated as of June 13, 2003 between us (as amended, the "Loan Agreement"). (The Loan Agreement, and the agreements, documents and instruments relating thereto are referred to herein collectively as the "Loan Documents". Capitalized terms used in this Agreement, which are not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

      This will confirm the terms and conditions on which we may, in our good faith business judgment, provide you with Advances and Letters of Credit in excess of the formulas set forth in the Loan Agreement (the "Overadvances" and "Overadvance LCs" respectively), as set forth below. (If a Letter of Credit is 100% secured by cash or is 100% reserved for from Advances which would otherwise be available to the Borrower under the Factoring Agreement (after all other reserves), such Letter of Credit will not be deemed an Overadvance LC. If only part of the face amount of a Letter of Credit is secured by cash or is so reserved, then such Letter of Credit shall only be deemed an Overadvance LC to the extent such Letter of Credit is not cash secured and not covered by such reserves.)

      1. Overadvances.

            (a) The unpaid principal balance of all Overadvances from time to time outstanding shall not at any time exceed $4,000,000, and in the event it does, at any time, you will repay the excess to us immediately, without notice or demand.

            (b) The unpaid principal balance of all Overadvance LCs from time to time outstanding shall not at any time exceed $4,000,000, and in the event it does, at any time, you will provide us with cash collateral in an amount equal to 100% of the excess immediately, without notice or demand.

            (c) In no event shall the total Obligations (including without limitation the Overadvances and the Overadvance LCs) exceed $20,000,000. Overadvances shall only be requested by Borrower for, and shall only be used by the Borrower for, operating expenses of Borrower incurred in the ordinary course of business where other funds of Borrower (including without limitation deposit accounts) are not available for such purposes.

      2. Overadvance Maturity Date.


            (a) Overadvances will be made and Overadvance LCs may be outstanding only during the period from the date hereof to July 25, 2003 (the "Overadvance Maturity Date").
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            (b) On and after the Overadvance Maturity Date, the Overadvance facility established by this Agreement will expire, and no further Overadvances will be made and no further Overadvance LCs will be issued. On or before the Overadvance Maturity Date, Borrower shall repay in full all Overadvances, and shall provide Bank with cash collateral in an amount equal to 100% of the face amount of all outstanding Overadvance LCs (including without limitation drawn, but unreimbursed Overadvance LCs). All cash collateral provided pursuant to this Agreement shall be held as "Collateral" for all purposes of the Loan Agreement.

      3. Fees.

            (a) In consideration for Bank entering into this Agreement Borrower agrees to pay Bank, concurrently, an overadvance facility fee of $80,000, which is fully earned on the date hereof, is in addition to all other fees, interest and charges and is non-refundable.

            (b) In addition, Borrower agrees to pay Bank Overadvance charges (the "Overadvance Charges") in an amount equal to 1.50% of the average daily outstanding balance of all Overadvances and the average daily face amount of all outstanding Overadvance LCs, for each seven day period, commencing on the date hereof, that any Overadvances or Overadvance LCs are outstanding, prorated for any period of less than seven days ending on the Overadvance Maturity Date. The Overadvance Charges shall be payable on the last day of each such seven-day period, and on the Overadvance Maturity Date.

            (c) The Overadvance Charges payable hereunder with respect to Overadvances and Overadvance LCs shall be in lieu of Finance Charges under
Section 3.2 of the Factoring Agreement with respect to the such Overadvances and Overadvance LCs. The Overadvance Charges with respect to Overadvance LCs are in addition to the standard charges with respect to Letters of Credit charged by Bank's International Department.

            (d) In the event, on the Overadvance Maturity Date, Borrower fails to repay in full all Overadvances, or fails to provide Bank with cash collateral in an amount equal to 100% of the face amount of all outstanding Overadvance LCs, such failure shall constitute an Event of Default under the Loan Agreement.

      4. Collateral. All Overadvances, the Obligation to reimburse Bank for all Overadvance LCs, and all of Borrower's other obligations under this Agreement shall for all purposes be deemed "Obligations" under the Loan Agreement and shall be secured by all of the Collateral. All Overadvances, shall, for all purposes, be deemed to be "Advances" under the Loan Agreement, and all Overadvance LCs shall, for all purposes, be deemed to be "Letters of Credit" under the Loan Agreement, and all Overadvances and Overadvance LCs shall be entitled to all of the benefits of, and (except as herein expressly set forth) shall be subject to all of the terms and provisions of, all of the Loan Documents.

      5. Default. Without limiting the fact that the decision to make Overadvances is a matter of Bank's good faith business judgment, Overadvances will not be made in the event any Event of Default occurs under any of the Loan Documents, or if any event occurs which, after


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notice or passage of time or both, would constitute a default or event of default under any of the Loan Documents.

      6. General. This Agreement and the other Loan Documents set forth in full all of your and our representations and agreements with respect to the subject matter hereof and supersede all prior and contemporaneous oral discussions, representations, agreements and understandings. As herein expressly amended, the Factoring Agreement and all other Loan Documents continue in full force and effect and the same are hereby ratified and confirmed. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by you and us.

      Please confirm your agreement to the foregoing by signing the enclosed copy of this letter and returning it to us.

                                            Sincerely yours,

                                            Silicon Valley Bank

                                            By    /s/ Brad Leahy
                                                  --------------
                                            Title VP
                                                  --------------

Accepted and Agreed:

Proxim Corporation

By    /s/ Keith E. Glover
      -------------------
Name  Keith E. Glover
      -------------------
Title EVP & CFO
      -------------------

                               Guarantors' Consent

      The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. The Continuing Guarantees of the undersigned are hereby ratified and affirmed and shall continue in full force and effect and apply to the Overadvances and Overadvance LCs under the foregoing Agreement and any other present or future agreement regarding overadvances (whether or not consented to by the undersigned) as well as all other "Indebtedness" (as defined in the Continuing Guarantees). This Consent may be executed in counterparts. The signature of the undersigned shall be fully effective even if other persons named below fail to sign this Consent. Nothing herein shall imply any obligation on the


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part of any party to obtain the consent of the undersigned to any future transaction, whether or not similar to the foregoing.

Proxim Wireless Networks, Inc.                   Wirelesshome Corporation

By    /s/ Keith E. Glover                        By    /s/ Keith E. Glover
      ---------------------------------                -------------------
Name  Keith E. Glover                            Name  Keith E. Glover
      -------------------------------                  ---------------
Title EVP & CFO                                  Title EVP & CFO
      -------------------------------                  --------------


Western Multiplex International Holdings, Inc.


By     /s/ Keith E. Glover
       -------------------
Name   Keith E. Glover
       -------------------
Title  EVP & CFO
       -------------------


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